UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 4, 2007
                               (August 27, 2007)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

       Nevada                        1-11151                     76-0364866
  -----------------                  -------                 -------------------
   (State or other           (Commission File Number)         (I.R.S. Employer
   jurisdiction of                                           Identification No.)
   incorporation
  or organization)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas          77042
--------------------------------------------------------------        ----------
    (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K dated August 27, 2007 and filed by U. S. Physical Therapy, Inc. on August 28, 2007 to add Exhibit 10.1, which was not available at the time of filing. The information previously reported in the Form 8-K is hereby incorporated by reference into this Amendment No. 1 on Form 8-K/A.

Item 9.01         Financial Statements and Exhibits.

(d)      Exhibits

10.1 Credit Agreement, dated as of August 27, 2007 among U. S. Physical Therapy, Inc., as the Borrower, Bank of America, N. A., as Administrative Agent, Swing Line Lender and L/C Issuer, and The Other Lenders Party Hereto (Schedules pursuant to the Credit Agreement have not been filed by the Registrant, who hereby undertakes to file such schedules upon the request of the Commission.)


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            U.S. PHYSICAL THERAPY, INC.


Dated: September 4, 2007                 By:  /s/ LAWRANCE W. MCAFEE
                                             ------------------------
                                               Lawrance W. McAfee
                                             Chief Financial Officer
                                (duly authorized officer and principal financial
                                              and accounting officer)

                                  Exhibit Index

10.1 Credit Agreement, dated as of August 27, 2007 among U. S. Physical Therapy, Inc., as the Borrower, Bank of America, N. A., as Administrative Agent, Swing Line Lender and L/C Issuer, and The Other Lenders Party Hereto (Schedules pursuant to the Credit Agreement have not been filed by the Registrant, who hereby undertakes to file such schedules upon the request of the Commission.)